September 13, 2005 Supplement to Prospectus dated February 28, 2005


                    Commonwealth International Series Trust:

                             On Behalf of its Funds

                             Commonwealth Japan Fund
                     Commonwealth Australia/New Zealand Fund
                            Commonwealth Global Fund
                    Commonwealth Real Estate Securities Fund

      The following information replaces and re-titles certain information appearing in the prospectus under the section entitled "Other Matters" of the above named portfolios of the Commonwealth International Series Trust.

Legal Matters:

      Government and self-regulatory authorities have instituted investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing and record retention, among other matters. Those investigations cover investment advisors, distributors and transfer agents of mutual funds, including the Commonwealth Funds and their Advisor, as previously disclosed in the Funds' 2005 Semi-Annual Report to its shareholders filed with the SEC.

      The staff of the SEC has advised that it is considering recommending that the SEC bring a civil injunctive action against the Advisor and the Commonwealth Funds' Trustees alleging violations of U.S. securities laws. Under SEC procedures, an opportunity to respond to the staff is available before the staff makes a formal recommendation to the SEC and such a response is being prepared.

      Throughout the SEC's investigation, the Advisor and the Commonwealth Funds have complied with the various requests to furnish documents and testimony and will continue to cooperate with the SEC in this investigation.

      Expenses are being incurred by the Commonwealth Funds in connection with this investigation which impact on the net assets of the Commonwealth Funds and impact each Commonwealth Fund's NAV and the value of the investment made by each of the Commonwealth Funds' shareholders. We do not believe the investigation has had a material adverse impact on the Commonwealth Funds or on the Advisor's ability to serve as the Commonwealth Funds' investment advisor. However, there can be no assurance that this investigation will not result in reduced sales and increased redemptions of shares of the Commonwealth Funds, which could increase Commonwealth Funds' transaction costs and operating expenses, or have other material adverse impacts on the Commonwealth Funds.

      Further, the following sentence is added at the end of the information appearing in the prospectus of the above named portfolios of the Commonwealth International Series Trust under the section entitled "The Funds' Principal Risks".

      See also "Legal Matters" discussed herein.

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